UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 10, 2006

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware	33-905163	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL

60085

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(847) 887-0800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 7.01  Regulation FD Disclosure

On January 10, 2006, the Company issued a press release announcing the completion of the sale of 4,025,000 shares of common stock, at a public offering price of $10.20 per share.  This amount includes the exercise in full of the underwriter’s option to purchase 525,000 shares to cover over-allotments.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

		By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer
(Chief Accounting Officer and
Principal Financial Officer)

Date:	January 13, 2006

INDEX TO EXHIBITS

99.1                           Press Release, dated January 10, 2006.